EXHIBIT 10.1

                            STOCK PURCHASE AGREEMENT

                                 by and between

                            SIMMONDS CAPITAL LIMITED
                                       and

                                  HYCOMP, INC.

                             relating to all of the
                            outstanding capital stock

                                       of

                               EIEIHOME.COM, INC.

                                   dated as of

                                October 14, 1999

                            STOCK PURCHASE AGREEMENT

         This Stock Purchase Agreement (the "Agreement") is entered into as of October 14, 1999, by and between SIMMONDS CAPITAL LIMITED, an Ontario corporation (the "Seller") and HYCOMP, INC., a corporation organized under the laws of the Commonwealth of Massachusetts (the "Buyer" or "HyComp").

         WHEREAS, Seller owns 120,000 shares of common stock, no par value, constituting all of the issued and outstanding shares of capital stock of EieiHome.com, Inc. an Ontario corporation (the "Company"); and

         WHEREAS, Seller desires to sell to Buyer, and Buyer desires to purchase from Seller all of the Securities upon the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and on the basis of the respective representations, warranties, covenants, agreements, undertakings and obligations set forth herein, and intending to be legally bound hereby, the parties agree as follows:

                                    ARTICLE 1

                       PURCHASE AND SALE OF THE SECURITIES

         1.1 Purchase and Sale of Securities. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing (as defined in Section
2), Buyer agrees to purchase and accept delivery from Seller, and Seller agrees to sell, assign, transfer and deliver to Buyer, all of the Securities, free of all liens, pledges, mortgages, security interests, charges, restrictions, adverse claims or other encumbrances of any kind whatsoever ("Encumbrances"), for the consideration specified in Section 1.2.

         1.2 Consideration; Payment. At the Closing, in full payment for the Securities, Buyer shall deliver to Seller:

                  (a) 7,500,000   validly    authorized,    fully   paid   and
non-assessable shares of HyComp common stock, $0.01 par value per share ("HyComp Shares"), free and clear of any Encumbrances;

                  (b) A demand promissory note in the amount of U.S. $500,000 (the "Note"), in the form attached as Exhibit 1 to this Agreement;

                  (c) A convertible debenture in the principal amount of U.S. $2,000,000 ("Debenture"), convertible into HyComp Shares at a conversion price of $1.00 per share (subject to adjustment as provided therein), in the form attached as Exhibit 2 to this Agreement.

                  (d) Five year warrants (the "Warrants issued pursuant to a warrant agreement (the "Warrant Agreement") in the form attached as Exhibit 3 to this Agreement for the purchase of an aggregate of 5,000,000 HyComp Shares (subject to adjustment as provided therein, as follows: (i) 1,000,000 HyComp Shares at an exercise price of $1.00 per share exercisable immediately after the Closing; (ii) 1,000,000 HyComp Shares at an exercise price of $1.50 per share exercisable after one year from the Closing; (iii) 1,000,000 HyComp Shares at an exercise price of $2.00 per share exercisable after two years after the Closing; (iv) 1,000,000 HyComp Shares at an exercise price of $2.50 per share exercisable after three years after the Closing; and (v) 1,000,000 HyComp Shares at an exercise price of $3.00 per share exercisable after four years after the Closing.

                                    ARTICLE 2

                                     CLOSING

      2.1 Closing. The purchase and sale of the Securities will take place at the offices of Kramer, Levin, Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022, at 4:00p.m. on the date hereof, or at such other time and place as the parties may agree (the "Closing").

      2.2 Closing Obligations. At the Closing:

            (a) Seller shall deliver, or cause to be delivered, to Buyer the following:

                  (i) Certificates representing the Securities, duly endorsed in blank (or accompanied by duly executed blank stock powers) and all other documents or instruments, including, any and all necessary transfer stamps which are necessary to vest all of Seller's right, title and interest in and into the Securities in Buyer;

                  (ii) The Warrant Agreement duly executed on behalf of Seller; and

                  (iii)    Such other documents as Buyer may reasonably require.

            (b) Buyer shall deliver, or cause to be delivered, to Seller the following:

                  (i) Certificates representing HyComp Shares in accordance with Article 1, duly endorsed in blank (or accompanied by duly executed blank stock powers) and all other documents or instruments, including, any and all necessary transfer stamps which are necessary to vest all of Buyer's right title and interest in and into the HyComp Shares in Seller;

                  (ii) The Note, Debenture, the Warrant Agreement and the Warrants, each duly executed on behalf of Buyer, in accordance with Article 1 of this Agreement; and

                  (iii)    Such  other   documents  as  Seller  may   reasonably
                           require.

            (c) The parties shall mutually agree to the terms of a two year management services agreement in accordance with Section 2.3 of this Agreement.

      2.3 Management Service Agreement. Upon the Closing, Seller and Buyer shall enter into a management services agreement in the form attached as Exhibit 4 to this Agreement (the "Management Services Agreement" and together with this Agreement, the Note, the Debenture, the Warrants and the Warrant Agreement, the "Transaction Documents"), pursuant to which Seller shall provide to Buyer senior management, finance, personnel, business development and investor relations services.

                                    ARTICLE 3

                    REPRESENTATIONS AND WARRANTIES OF SELLER

      3. Representations and Warranties of Seller and Company. Seller represents and warrants to Buyer as follows:

      3.1 Organization and Good Standing.

            (a) Each of the Seller and the Company is a corporation duly organized and validly existing under the laws of Ontario, Canada and has all requisite corporate or other power and authority to enter into this Agreement and perform its obligations hereunder.

            (b) The execution, delivery and performance of this Agreement and the other Transaction Documents by Seller, and the transactions contemplated hereby, including the sale of the Securities pursuant hereto, have been duly authorized by all necessary corporate or other action required on the part of Seller and Company. This Agreement has been duly executed and delivered by Seller. This Agreement constitutes, and when duly executed and delivered by Seller, the Warrant Agreement and the Management Services Agreement, will constitute the legal, valid and binding obligation of Seller enforceable against Seller in accordance with their respective terms, subject to bankruptcy, insolvency and other similar laws relating to or affecting the enforceability of creditors' rights generally, and to general principles of equity.

      3.2 Securities.

            (a) The Securities constitute all of the issued and outstanding capital stock of the Company, as more fully set forth in Section 3.4 of this Agreement.

            (b) Seller has good and valid title to the Securities, free and clear of any Encumbrances, and Seller shall deliver to Buyer good and valid title to the Securities free and clear of any Encumbrances.

            (c) The Securities are owned of record and beneficially by Seller. Seller has sole power of disposition with respect to the Securities, with no restrictions, subject to United States and other applicable securities laws, on Seller's rights of disposition pertaining thereto.

      3.3 Authority; No Conflict.

            (a) The execution and delivery of this Agreement and other Transaction Documents by Seller, and the sale of the Securities pursuant hereto, have been duly authorized by all necessary corporate or other action required on the part of Seller. This Agreement has been duly executed and delivered by Seller and constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms, subject to bankruptcy, insolvency and other similar laws relating to or affecting the enforceability of creditors' rights generally, and to general principles of equity.

            (b) The execution, delivery and performance of this Agreement and other Transaction Documents by Seller, and the consummation by Seller of the transactions contemplated hereby, will not (i) conflict with or violate the organizational documents of Seller or the Company, or (ii) conflict with, violate, result in the breach of any term of, constitute a default under, or require the consent of or any notice to or filing with any third party or governmental authority under, any agreement or instrument to which Seller or the Company is a party or any law, order, rule, regulation, decree, writ or injunction of any governmental body having jurisdiction over Seller or the Company or their respective properties, except for such consents or filings as have been obtained or made.

      3.4 Capitalization of the Company. The authorized equity securities of the Company consist of an unlimited number of shares of common stock, no par value, of which 120,000 shares are issued and outstanding. All of the outstanding equity securities of the Company have been duly authorized and validly issued and are fully paid and nonassessable. There are no outstanding or authorized options, warrants, calls, rights, commitments, conversion rights or agreements of any character to which the Company is a party or by which the Company is bound which could require the Company to issue, deliver, sell or otherwise transfer or cause to be issued, delivered, sold, transferred or offered for sale or transfer, any shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company or that could require the Company to grant, extend or enter into any such option, warrant, call, right, commitment, conversion right or agreement. None of the outstanding equity securities or other securities of the Company were issued in violation of the United States Securities Act of 1933, as amended (the "Securities Act") or any other applicable legal requirement. the Company is under no obligation to register any of its securities under the securities laws of any jurisdiction. No person has any preemptive rights with respect to any security of the Company.

      3.5 Financial Statements; No Undisclosed Liabilities.

            (a) The financial statements of the Company dated as of and for the periods ended June 30, 1999 (the "Company Financial Statements") are true and correct in all material respects have been prepared in accordance with Canadian generally accepted accounting principles and accurately present the financial condition and results of operation of the Company as of the dates and for the periods set forth therein.

            (b) Except as and to the extent (i) reflected in the Company Financial Statement, or (ii) set forth on Schedule I (the "Disclosure Schedule") attached to this Agreement, the Company does not have any liability or obligation, which individually or in the aggregate is material to the business, operations, assets or financial condition of the Company.

      3.6 Books and Records. Except as disclosed in the Disclosure Schedule, the books of account and other records of the Company, all of which have been made available to Buyer, are true and correct. Except as disclosed in the Disclosure Schedule, the minute books of the Company contain true, correct and, since June 22, 1999, complete records of all meetings held of, and corporate action taken by, the shareholders, the Board of Directors, and committees of the Board of Directors of the Company. At the Closing, all of such books and records will be in the possession of the Company.

      3.7 Brokers or Finders. Except as disclosed in the disclosure schedule, Seller and its agents have incurred no obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commission or other similar payment in connection with this Agreement or other transactions contemplated hereby.

      3.8 Investment Representations. Seller acknowledges that the HyComp Shares issuable by the Buyer at the Closing, upon conversion of the Debenture or upon exercise of the Warrants (i) have not been registered under the Securities Act, or any state securities laws, and cannot be sold or otherwise disposed of except in a transaction registered under the Securities Act and any applicable state securities laws, or that is exempt from such registration, and (ii) so long as required by law, each certificate representing the HyComp Shares will bear a legend to the following effect:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS."

                  (b) Seller, together with its officers, directors and advisors, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the acquisition of the HyComp Shares.

                  (c) The HyComp Shares are being acquired by Seller for its own account and not for any other person or entity, for investment only and with no intention of distributing or reselling (and will not distribute or resell) such HyComp Shares or any part thereof or interest therein in any transaction that would violate the registration requirements of the Securities Act or other applicable securities laws.

                                    ARTICLE 4

                     REPRESENTATIONS AND WARRANTIES OF BUYER

         4. Representations and Warranties of Buyer. Buyer represents and warrants to Seller as follows:

         4.1      Organization and Good Standing.

                  (a) Buyer is a corporation duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has all requisite corporate or other power and authority to enter into this Agreement and perform its obligations hereunder.

                  (b) The execution, delivery and performance of this Agreement and the other Transaction Documents by Buyer, and the consummation of the transactions contemplated hereby including the purchase of the Securities of the Company pursuant hereto, have been duly authorized by all necessary corporate or other action required on the part of Buyer. This Agreement has been duly executed and delivered by Buyer. This Agreement constitutes, and when the other Transaction Documents are executed and delivered by Buyer such documents will constitute, the legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with their respective terms, subject to bankruptcy, insolvency and other similar laws relating to or affecting the enforceability of creditors' rights generally, and to general principles of equity.

         4.2      Securities.

                  (a) Buyer has good and valid title to the HyComp Shares, free and clear of any Encumbrances, and Buyer shall deliver to Seller good and valid title to the HyComp Shares free and clear of any Encumbrances.

                  (b) The HyComp Shares issuable by Buyer upon conversion of the Debenture and the exercise of the Warrants will be valid, free and clear of any Encumbrances, and upon conversion of the Debenture and the exercise of the Warrants, Buyer shall deliver to Seller good and valid title to the HyComp Shares free and clear of any Encumbrances. The HyComp Shares issuable pursuant to subparagraph (a) above are owned of record and beneficially by Buyer. Buyer has sole power of disposition with respect to the HyComp Shares, with no restrictions, subject to United States and other applicable securities laws, on Buyer's rights of disposition pertaining thereto.

         4.3      Authority; No Conflict.

                  (a) The execution and delivery of this Agreement and other Transaction Documents by Buyer, and the issuance of the HyComp Shares pursuant hereto, have been duly authorized by all necessary corporate or other action required on the part of Buyer. This Agreement has been duly executed and delivered by Buyer and constitutes the legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms, subject to bankruptcy, insolvency and other similar laws relating to or affecting the enforceability of creditors' rights generally, and to general principles of equity.

                  (b) The execution, delivery and performance of this Agreement and other Transaction Documents by Buyer, and the consummation by Buyer of the transactions contemplated hereby, will not (i) conflict with or violate the organizational documents of Buyer, or (ii) conflict with, violate, result in the breach of any term of, constitute a default under, or require the consent of or any notice to or filing with any third party or governmental authority under, any agreement or instrument to which Buyer is a party or any law, order, rule, regulation, decree, writ or injunction of any governmental body having jurisdiction over Buyer or its respective properties, except for such consents or filings as have been obtained or made.

         4.4 Capitalization of Buyer. The authorized equity securities of Buyer consist of (i) 20,000,000 shares of common stock, $.01 par value per share, of which 10,197,070 shares are issued and outstanding; (ii) 2,000 shares of non-voting 8% convertible redeemable preferred stock, $100 par value per share, of which 53 shares are currently issued and outstanding but which are to be either redeemed or converted on or before November 10. All of the outstanding equity securities of the Buyer have been duly authorized and validly issued and are fully paid and nonassessable. There are options outstanding to purchase 850,000 shares of common stock of Buyer, exercisable at $.013 per share, pursuant to Buyer's 1985 Stock Option Plan (the "1985 Plan"). Except as set forth in the preceding sentence pursuant to the 1985 Plan, there are no other outstanding or authorized options, warrants, calls, rights, commitments, conversion rights or agreements of any character to which Buyer is a party or by which Buyer is bound which could require Buyer to issue, deliver, sell or otherwise transfer or cause to be issued, delivered, sold, transferred or offered for sale or transfer, any shares of capital stock of Buyer or securities convertible into or exchangeable for shares of capital stock of Buyer or that could require either Buyer to grant, extend or enter into any such option, warrant, call, right, commitment, conversion right or agreement. None of the outstanding equity securities or other securities of Buyer were issued in violation of the United States Securities Act of 1933, as amended (the "Securities Act") or any other legal requirement. Buyer is under no obligation to register any of its securities under the Securities Act or securities laws of any other jurisdiction. No person has any preemptive rights with respect to any security of Buyer.

         4.5      Balance Sheet; Absence of Undisclosed Liabilities.

                  (a) The balance sheet of Buyer, dated as of September 30, 1999 and attached hereto as Exhibit 5 (the "Balance Sheet"), fairly and accurately reflects the financial condition of Buyer as of the date thereof, and

                  (b) Except as and to the extent (i) reflected and reserved on the Balance Sheet, or (ii) set forth on Disclosure Schedule attached hereto, as of the date of this Agreement, Buyer does not have any liability or obligation, secured or unsecured, whether accrued, absolute, contingent, unasserted or otherwise, which individually or in the aggregate is material to Buyer. For purposes of this Section 4.5, "material" means any amount in excess of $20,000.

         4.6 Product Liability and Recalls. Without limiting the representation contained in Section 4.5, except as disclosed in the Disclosure Schedule,

                  (a) There is no claim, and Buyer is not aware of the basis of any claim, against Buyer for injury to person or property of employees or any third parties suffered as a result of the manufacture, sale or distribution of any product or the performance of any service by Buyer, including claims arising out of the allegedly defective or unsafe nature of the products sold or distributed by Buyer;

                  (b) There is no pending or, to the best knowledge of Buyer, threatened recall or investigation of any product sold or distributed by Buyer; and

                  (c) There are no liabilities of, or threatened claims against, Buyer for (i) product returns, (ii) warranty obligations, or (iii) product services.

         4.7      No Activities. Except as set forth in the Disclosure Schedule,

                  (a) Since the sale of assets to Satcon Technology Corporation, a Delaware corporation ("Satcon") on April 12, 1999, Buyer has engaged in no business activity other than incident to such sale, the settlement of claims identified on the Disclosure Schedule and the maintenance of Buyer's corporate existence, and

                  (b) Buyer is not a party to any contract, agreement or other arrangement, whether or not in writing, that requires any payment or performance by Buyer after the date of this Agreement.

         4.8 Absences of Reporting Obligations. Buyer is not now and has never in the past been subject to the reporting obligations of Section 13 or 15(d) of the United States Securities Exchange Act of 1934, as amended, or similar securities laws of any other jurisdiction.

         4.9 Books and Records. Except as disclosed in the Disclosure Schedule, the books of account and other records of Buyer, all of which have been made available to Seller, are true and correct. Except as disclosed in the Disclosure Schedule, the minute books of Buyer contain true, correct and, since February 29, 1984, complete records of all meetings held of, and corporate action taken by, the shareholders, the Board of Directors, and committees of the Board of Directors of Buyer. The stock books of Buyer are true, accurate and complete. At the Closing, all of such books and records will be in the possession of Buyer.

         4.10  Brokers  or  Finders.  Except  as  disclosed  in  the  Disclosure
Schedule, Buyer and its agents have incurred no obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commission or other similar payment in connection with this Agreement or other transactions contemplated hereby.

         4.11     Investment Representations.

                  (a) Buyer acknowledges that (i) the Securities have not been registered under the Securities Act, or any state securities laws, and cannot be sold or otherwise disposed of except in a transaction registered under the Securities Act and any applicable state securities laws, or that is exempt from such registration, and (ii) so long as required by law, each certificate representing the Securities will bear a legend to the following effect:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS."

                  (b) Buyer, together with its officers, directors and advisors, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the acquisition of the Securities.

                  (c) The Securities are being acquired by Buyer for its own account and not for any other person or entity, for investment only and with no intention of distributing or reselling (and will not distribute or resell) such Securities or any part thereof or interest therein in any transaction that would violate the registration requirements of the Securities Act or other applicable securities laws.

         4.12 Reservation of Shares. Buyer shall at all times reserve out of its authorized and unissued shares of capital stock sufficient HyComp Shares to provide for the conversion of the Debenture and the exercise of the Warrants.

                                    ARTICLE 5

                          INDEMNIFICATION AND REMEDIES

         5.       Indemnification; Remedies

         5.1      By Seller.

                  (a) Seller hereby agrees promptly upon demand to indemnify and hold harmless Buyer and its affiliates and their respective officers, director, employees and agents against all claims, damages, losses, liabilities, costs and expenses (including, without limitation, settlement costs and any legal, accounting or other expenses for investigating or defending any actions or threatened actions) reasonably incurred by such persons in connection with or arising out of each and all of the following:

                        (i) Any breach by Seller or any representations, warranty of Seller in this Agreement;

                        (ii)  Any   breach  of  any   covenant,   agreement   or
                              obligation of Seller contained in this Agreement;

                        (iii) The operation of the business of the Company prior
                              to the Closing; and

                        (iv) Any claim by any person for brokerage or finder's fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by any such person with Seller or the Company in connection with the transactions contemplated hereby.

         5.2      Indemnification by Buyer.

                  (a) Buyer hereby agrees promptly upon demand to indemnify and hold harmless Seller and its affiliates and their respective officers,
directors,   employees  and  agents
against all claims, damages, losses, liabilities, costs and expenses (including, without limitation, settlement costs and any legal, accounting or other expenses for investigating or defending any actions or threatened actions) reasonably incurred by such persons, in connection with each and all of the following:

                        (i) Any breach by Buyer of any representation or warranty of Buyer in this Agreement;

                        (ii)  Any   breach  of  any   covenant,   agreement   or
                              obligation of Buyer  contained in this  Agreement;
                              and

                        (iii) Any claim by any person for  brokerage or finder's
                              fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by any such person with Buyer in connection with the transactions contemplated hereby.

         5.3 Claims for Indemnification. Whenever any claim shall arise for indemnification hereunder the party seeking indemnification (the "Indemnified Party"), shall promptly notify the party from whom indemnification is sought (the "Indemnifying Party") of the claim and, when known, the facts constituting the basis for such claim. In the event of any such claim for indemnification hereunder resulting from or in connection with any claim or legal proceedings by a third-party, the notice to the Indemnifying Party shall specify, if known, the amount or an estimate of the amount of the liability arising therefrom. The Indemnified Party shall not settle or compromise any claim by a third party for which it is entitled to Indemnification hereunder without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld. The Indemnifying Party shall not settle or compromise any such claim unless such settlement or compromise is without any cost to, and provides for a full and unconditional release of, the Indemnified Party.

         5.4 Defense of Indemnifying Party. In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any claim or legal preceding by a third-party, the Indemnifying Party at its sole cost and expense may, upon written notice to the Indemnified Party, assume the defense of any such claim or legal proceeding with counsel of its choice who shall be reasonably acceptable to the Indemnified Party. In such case, the Indemnified Party shall be entitled to participate in (but not control) the defense of any such claim or legal proceeding, with its counsel and at its own expense. If the Indemnifying Party does not assume the defense of any such claim or legal proceeding within thirty (30) days after the date the Indemnified Party delivers notice of such claim to the Indemnifying Party, (a) the Indemnified Party may, upon written notice to the Indemnifying Party, defend against such claim or legal proceeding with counsel of its choice who shall be reasonably acceptable to the Indemnifying Party, at the cost and expense of the Indemnifying Party, payable to the Indemnified Party on demand as incurred, and (b) the Indemnifying Party shall be entitled to participate in (but not control) the defense of such claim or legal proceeding, with its counsel and at its own cost and expense.

                                    ARTICLE 6

                                  MISCELLANEOUS

         6.1 Further Assurances. By its signature hereto, each party consents and agrees to all of the transactions contemplated hereby. Each party hereto shall execute, deliver, file and record any and all instruments, certificates, agreements and other documents, and take any and all other actions, as reasonably requested by any other party hereto in order to consummate the transactions contemplated hereby.

         6.2 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given or made if (i) sent by registered or certified mail, return receipt requested, postage prepaid, (ii) hand delivered, (iii) sent by prepaid overnight carrier, with a record of receipt or (iv) sent by facsimile (with confirmation of receipt), to the parties at the following address (or at such other addresses as shall be specified by the parties by like notice):

                  (i)      To Buyer:
                           HyComp, Inc.
                           67 Wall Street, Suite 2411
                           New York, New York  10005
                           Attn: Chief Executive Officer

                  (ii)     To Seller:
                           Simmonds Capital Limited
                           580 Granite Court
                           Pickering, Ontario  L1W 3Z4
                           CANADA
                           Attention:  John G. Simmonds

                  with a copy to:
                  Kramer, Levin, Naftalis & Frankel LLP
                  919 Third Avenue
                  New York, New York  10022
                  Attention:  Scott S. Rosenblum, Esq.

Each notice or other communication shall be deemed to have been given on the date received.

         6.3. Successors. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, permitted assigns, personal representatives, heirs, executors and estates.

         6.4 Severability. Any provision in this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability at such time without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction at such time shall not invalidate or render unenforceable such provision in any other jurisdiction or in the same jurisdiction at any other time, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. To the extent permitted by applicable law, the parties hereto waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

         6.5. Amendment; Waiver; Extension Waiver. This Agreement may be amended, supplemented or otherwise modified only by the written agreement of the parties hereto. Any waiver of any provision of this Agreement shall be in writing and executed by the parties hereto, and any such waiver shall be effective only for the specific purpose for which it is given and for the specific time period, if any, contemplated therein. The parties hereto may extend the time for the performance of any of the obligations or other acts of the other parties hereto, waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument singed on behalf of all parties.

         6.6 Counterparts. This Agreement may be executed in both counterparts each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one agreement. This Agreement may be delivered by facsimile transmission with the same effect as if delivered in person.

         6.7 Waiver of Jury Trial. The parties hereto hereby unconditionally waive trial by jury in any suit, action or proceeding relating to this Agreement.

         6.8 Specific Performance. Each party hereto recognizes and acknowledges that a breach by such party of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which they would not have an adequate remedy at law for money damages, and therefore each party agrees that in the event of any such breach the non-breaching party shall be entitled to the remedy of specific performance of such covenant and agreement and injunctive and other equitable relief in addition to any other remedy to which such non-breaching party may be entitled, at law or in equity, without the posting of any bond and without proving that damages would be inadequate.

         6.9 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to contracts made and to be wholly performed within such State, without reference to principles of conflicts of laws.

         6.10 Jurisdiction; Venue. The parties hereto irrevocably and unconditionally submit to the jurisdiction of any State or Federal court sitting in the City of New York, Borough of Manhattan, over any suit, action or proceeding arising out of or relating to this Agreement. Service of any process, summons, notice or document by registered mail addressed to any party as provided in Section 6.2 hereof shall be effective service of process for any suit, action or proceeding brought against such party in any such court. The parties hereto irrevocably and unconditionally waive any objection to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. A final judgment in any suit, action or proceeding brought in any such court shall be conclusive and binding upon the parties and may be enforced in any other courts to whose jurisdiction a party is or may be subject, by suit upon such judgment.

         6.11 Entire Agreement; Interpretation. This Agreement and the other Transaction Documents contain the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. A reference to a gender in this Agreement shall be interpreted to include the masculine, feminine and/or neutral gender, as applicable.

         6.12 Certain Costs and Expenses. Except as expressly provided in this Agreement, each party to this Agreement shall bear its representative expenses incurred in connection with the preparation, execution and performance of this Agreement, including all fees and expenses of agents, representatives, counsel and accountants.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

                             SELLER:

                             SIMMONDS CAPITAL LIMITED


                             By:      /s/ John G. Simmonds
                                      -------------------------------------
                                      Name:  John G. Simmonds
                                      Title: Chairman, President and Chief
                                             Executive Officer


                             BUYER:

                             HYCOMP, INC.


                             By:      /s/ Paul K. Hickey
                                      ---------------------------------------
                                      Name:  Paul K. Hickey
                                      Title: Chairman and Chief Executive
                                             Officer

                                   SCHEDULE I

                               DISCLOSURE SCHEDULE


Upon the Closing (as therein defined) of the Stock Purchase Agreement by and between SIMMONDS CAPITAL LIMITED and HYCOMP, INC. relating to all of the outstanding capital stock of EIEIHOME.COM, INC. dated as of October 14, 1999, HyComp, Inc. has agreed to issue Lawrence Fox 500,000 shares of HyComp, Inc. common stock, par value $0.01 per share.

                                                                       Exhibit 1

                             Form of Promissory Note
                             -----------------------

                                                                       Exhibit 2

                                Form of Debenture
                                -----------------

                                                                       Exhibit 3

                                 Form of Warrant
                                 ---------------

                                                                       Exhibit 4

                      Form of Management Services Agreement
                      -------------------------------------

                                                                       Exhibit 5

                          Balance Sheet of HyComp, Inc.
                          -----------------------------

                                      -20-